Exhibit 10.1
SECOND AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
          This Second Amendment to Second Amended and Restated Credit Agreement (this “Amendment”), dated as of May 16, 2007, is made by and among INFOUSA INC., a Delaware corporation (the “Borrower”), the financial institutions a party hereto in the capacity of a Lender (as defined in the Credit Agreement defined below), LASALLE BANK NATIONAL ASSOCIATION and CITIBANK, N.A., formerly known as CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”).
Recitals
          The Borrower, the Administrative Agent, the Syndication Agents, the Documentation Agent and certain financial institutions (including those a party hereto) are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007 (as so amended and together with all further amendments, supplements, modifications and restatements from time to time thereof the “Credit Agreement”). Capitalized terms used in these Recitals shall have the meanings given in the Credit Agreement.
          The Borrower has requested that the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders consent to the 2007 Real Estate Securitization Transaction (defined below).
          The Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders are willing to grant the Borrower’s request on the terms and conditions set forth herein.
          ACCORDINGLY, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:
          1. Definitions. All terms defined in the Credit Agreement that are not otherwise defined herein shall have the meanings given them in the Credit Agreement. In addition, Section 1.1 of the Credit Agreement is amended by adding or by amending and restating, as applicable, the following definitions in their entirety:
     “2007 Real Estate Securitization Transaction” means the following transactions collectively:
     (a) the Borrower transferring fee title to the Papillion Real Estate to the Papillion SPE and fee title to the Ralston Real Estate to the Ralston SPE;

     (b) the Borrower leasing the Papillion Real Estate from the Papillion SPE and leasing the Ralston Real Estate from the Ralston SPE;
     (c) the Papillion SPE borrowing approximately $21.5 million in the aggregate secured by first Liens on the Papillion Real Estate and lease and paying the proceeds thereof to the Borrower;
     (d) the Ralston SPE borrowing approximately $22 million in the aggregate secured by first Liens on the Ralston Real Estate and lease and paying the proceeds thereof to the Borrower;
     (e) the Borrower using such proceeds to retire approximately $12.2 million of Indebtedness owed to First National Bank of Omaha, to pay related transaction costs and expenses and to pay Revolving Loans.
     “2007 Real Estate Securitization Documents” means the documents executed and delivered in connection with 2007 Securitization Transaction, in form and content approved by the Administrative Agent.
     “Papillion Real Estate” means the improved real property located at 1020 East 1st Street, Papillion, Nebraska.
     “Ralston Real Estate” means the improved real property located at 5711 S. 86th Circle, Ralston, Nebraska and 5805 S. 85th Circle, Ralston, Nebraska.
          2. Consent to the 2007 Real Estate Securitization Transaction; Waiver of Mandatory Prepayment of Term Loans. The Lenders and the Administrative Agent hereby consent to the 2007 Real Estate Securitization Transaction. The Lenders hereby waive any provision of Section 5.4 that would otherwise require proceeds from the 2007 Real Estate Securitization Transaction be applied to the Term Loans.
          3. Permitted Liens. Section 10.1(s) of the Credit Agreement is amended to read as follows:
     (s) Liens on the Papillion Real Estate and the Ralston Real Estate securing Debt not exceeding $43,500,000.
          4. Purchase or Sale of Assets. Section 10.2 of the Credit Agreement is amended by deleting the word “and” at the end of Subsection (j), by replacing the final period at the end of Subsection (k) with “; and”, and by inserting the following new Subsection (l) thereafter:
     (l) The Borrower may transfer the Papillion Real Estate to the Papillion SPE and the Ralston Real Estate to the Ralston SPE pursuant to the 2007 Real Estate Securitization Documents.
infoUSA Second Amendment to Second
Amended and Restated Credit Agreement

          5. Indebtedness. Section 10.4 of the Credit Agreement is amended by deleting the word “and” at the end of Subsection (j), by replacing the final period at the end of Subsection (k) with “; and”, and by inserting the following new Subsection (l) thereafter:
     (l) Indebtedness of up to $43,500,000 secured by the Papillion Real Estate and the Ralston Real Estate.
          6. Investments. Section 10.5 of the Credit Agreement is amended by deleting the word “and” at the end of Subsection (o), by replacing the final period at the end of Subsection (p) with “; and”, and by inserting the following new Subsection (q) thereafter:
     (q) Capital contributions to the Papillion SPE of the Papillion Real Estate and capital contributions to the Ralston SPE of the Ralston Real Estate pursuant to the 2007 Real Estate Securitization Documents.
          7. Transactions with Affiliates. Section 10.6 of the Credit Agreement is amended by deleting the word “and” at the end of Subsection (f), by replacing the final period at the end of Subsection (g) with “; and”, and by inserting the following new Subsection (h) thereafter:
          (h) the 2007 Real Estate Securitization Transaction.
          8. Limitation on Certain Restrictions on Subsidiaries. Section 10.11 of the Credit Agreement is amended:
     (a) by adding the phrase “except pursuant to the 2007 Real Estate Securitization Documents,” at the end of clause (a);
     (b) by inserting the phrase, “except pursuant to the 2007 Real Estate Securitization Documents,” before the second instance of the word “or” in clause (b); and
     (c) by replacing “or (g)” at the end of clause (c)(viii) with, “, (g) or (s)”.
          9. Limitation on Creation of Subsidiaries. Subsection 10.14(b) of the Credit Agreement is amended by inserting the following sentence at the end thereof:
This Section 10.14 shall not apply to the Papillion SPE and the Ralston SPE to the extent compliance with this Section 10.14 is prohibited by or would cause a default under the 2007 Real Estate Securitization Documents.
          10. Operating Leases. Section 10.15 of the Credit Agreement is amended by replacing the amount “$12,000,000” with the amount, “$16,000,000”.
infoUSA Second Amendment to Second
Amended and Restated Credit Agreement

          11. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The Borrower has all requisite power and authority, corporate or otherwise, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended hereby. This Amendment has been duly and validly executed and delivered to the Administrative Agent, the Syndication Agents, the Documentation Agent and the Lenders by the Borrower, and this Amendment, and the Credit Agreement as amended hereby, constitute the Borrower’s legal, valid and binding obligations enforceable in accordance with their terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.
     (b) The execution, delivery and performance by the Borrower of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly authorized by all necessary corporate action and do not and will not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate the Borrower’s articles of incorporation or bylaws or any provision of any law, rule, regulation or order presently in effect having applicability to the Borrower, or (iii) result in a breach of or constitute a default under any indenture or agreement to which the Borrower is a party or by which the Borrower is bound.
     (c) All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, are correct on and as of the date hereof as though made on and as of such date.
          12. Conditions. This Amendment shall be effective only if the Administrative Agent has received (or waived the receipt of) each of the following, in form and substance satisfactory to the Administrative Agent, on or before the date hereof (or such later date as the Administrative Agent may agree to in writing):
     (a) This Amendment, duly executed by the Borrower and each of the Lenders below.
     (b) The Acknowledgment and Agreement of Guarantors attached hereto, duly executed by the Guarantors.
     (c) A certificate of an officer of the Borrower (i) certifying that the execution, delivery and performance of this Amendment, and the performance of the Credit Agreement as amended hereby, have been duly approved by all necessary action of the board of directors of the Borrower, and attaching true and correct copies of the applicable resolutions granting such approval, (ii) certifying that there have been no amendments to or restatements of the articles of incorporation or bylaws of
infoUSA Second Amendment to Second
Amended and Restated Credit Agreement

the Borrower as furnished to the Administrative Agent in connection with the execution and delivery of the Credit Agreement, other than those that may be attached to the certificate, and (iii) certifying the names of the officers of the Borrower that are authorized to sign this Amendment, together with the true signatures of such officers.
     (d) Payment of all fees agreed to between the Administrative Agent and the Borrower with respect to this Amendment and reimbursement for all costs and expenses.
          13. References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
          14. No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Administrative Agent and the Lenders, whether or not known to the Administrative Agent and the Lenders and whether or not existing on the date of this Amendment.
          15. Release. The Borrower and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Administrative Agent and the Lenders, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.
          16. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.
Signature pages follow
infoUSA Second Amendment to Second
Amended and Restated Credit Agreement

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

infoUSA INC.	infoUSA INC.
5711 South 86th Circle
Omaha, Nebraska 68127
Attn: Chief Financial Officer	By:	/s/ Stormy Dean
Telephone No.: (402) 593-4500	Name: Stormy Dean
Telecopier No.: (402) 331-1505	Title: Chief Financial Officer
(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

Wells Fargo Bank, National Association MAC N9305-051 90 South Sixth Street Minneapolis, Minnesota 55402 Telecopier: (612) 667-7266 Attention: Joseph Colianni	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender
By:

Name: Joseph G. Colianni
Title: Senior Vice President
(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

LASALLE BANK NATIONAL
ASSOCIATION, as Co-Syndication Agent and Lender

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

CITIBANK, N.A., as Co-Syndication Agent and Lender

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

BANK OF AMERICA, N.A., as Documentation Agent and Lender

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

FIRST BANK

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

UNION BANK OF CALIFORNIA, N.A.

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

FIRST NATIONAL BANK OF OMAHA

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

U.S. BANK, NATIONAL ASSOCIATION

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

COMMERCE BANK, N.A.

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

THE NORTHERN TRUST COMPANY

By:
Name:

Title:

(Signature Page to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS
dated as of May 16, 2007
     Each of the undersigned, a guarantor of the indebtedness of infoUSA, INC., a Delaware corporation (the “Borrower”), to the financial institutions from time to time a party in the capacity of a lender (in such capacity, the “Lenders” and each a “Lender”) to that certain Second Amended and Restated Credit Agreement, dated as of February 14, 2006, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of March 16, 2007 (as so amended, the “Credit Agreement”), by and among the Borrower, LASALLE BANK NATIONAL ASSOCIATION and CITIBANK, F.S.B., as syndication agents (in such capacity, the “Syndication Agents”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as sole lead arranger, sole book runner and administrative agent (in such capacity, the “Administrative Agent”), pursuant to an Amended and Restated Subsidiaries Guaranty dated as of February 14, 2006 (as so amended, the “Guaranty”), hereby (i) acknowledges receipt of that certain Second Amendment to Second Amended and Restated Credit Agreement (the “Second Amendment”) dated as of the date hereof among the Borrower, various financial institutions, the Syndication Agents, the Documentation Agent and the Administrative Agent; (ii) consents to the terms (including without limitation the release set forth in paragraph 15 of the Second Amendment) and execution thereof; (iii) reaffirms its obligations to the Administrative Agent pursuant to the terms of the Guaranty and acknowledges that all indebtedness arising under the Credit Agreement as amended by the Second Amendment, whether evidenced by the Notes (as defined therein) or otherwise, shall constitute Guaranteed Obligations guarantied by the Guaranty, and that all such indebtedness and all obligations of the undersigned under the Guaranty, including but not limited to those obligations relating to the indebtedness arising under the Credit Agreement, as amended, shall constitute Obligations secured by the Amended And Restated Security Agreement dated as of February 14, 2006, by the Borrower and each of the undersigned in favor of the Administrative Agent as collateral agent; and (iv) acknowledge that the Lenders, the Syndication Agents, the Documentation Agent and the Administrative Agent may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of any of the undersigned and without impairing the liability of any of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to the Lenders and the Administrative Agent.
Signature Page follows
(Acknowledgement to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)

BJ HUNTER INFORMATION, INC.,
CITY DIRECTORIES, INC.,
DONNELLEY MARKETING, INC.,
HILL-DONNELLY CORPORATION,
EDITH ROMAN HOLDINGS, INC.,
INFOUSA MARKETING, INC.,
MILLARD GROUP, INC.,
ONESOURCE INFORMATION SERVICES, INC.,
STOREFRONT IMAGES USA, INC.,
TGMVC CORPORATION,
WALTER KARL, INC.
YESMAIL, INC.
MACRO INTERNATIONAL INC.
MOKRYNSKI & ASSOCIATES, INC.
OPINION RESEARCH CORPORATION
ORC TELECOMMUNICATIONS LTD.
     each as a Guarantor

By:	/s/ Stormy Dean
Name: Stormy Dean
Title: Chief Financial Officer
(Acknowledgement to infoUSA Second Amendment
to Second Amended and Restated Credit Agreement)